UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

               Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2021

Date of reporting period: 10/31/2020

Item 1 – Report to Stockholders

OCTOBER 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.29%	9.71%
U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)
International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)
Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended October 31, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility. Initial strong performance was driven by a favorable technical backdrop. However, as a result of the COVID-19 pandemic induced economic shutdown, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March, before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) Strong performance returned alongside initial fiscal stimulus and the re-opening of the economy but later stalled amid U.S. election uncertainty and lack of additional federal aid.

Similarly, strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended October 31, 2020, municipal bond funds experienced net inflows totaling $43 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $485 billion but slowed during the height of pandemic as market liquidity	S&P Municipal Bond Index
Total Returns as of October 31, 2020
6 months: 4.87%
12 months: 3.55%

became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

A Closer Look at Yields

From October 31, 2019 to October 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 35 basis points (“bps”) from 2.06% to 1.71%, while ten-year rates decreased by 56 bps from 1.49% to 0.93% and five-year rates decreased by 85 bps from 1.15% to 0.30% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 55 bps, lagging the 83 bps of steepening experienced in the U.S. Treasury curve.

During the same period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. As a result, relative valuations reset to more attractive levels and spurred increased participation from crossover investors.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis and the federal government provided an incredible amount of initial support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. However, some segments are facing daunting financial challenges. Absent additional stimulus, issuers will make difficult choices such as drawing down reserves, raising user fees/taxes, slashing expenditures, and/or borrowing to meet financial obligations. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Recent news of a potentially effective vaccine suggests that the onset of meaningful credit recovery from the COVID-19 pandemic could be months to a year away. However, the current coronavirus resurgence and its negative effects on economic activity could bring a number of defaults, primarily in non-rated credits, and the migration of the municipal market’s overall credit quality from AA- to a still-strong A+ rating. As a result, BlackRock advocates careful credit selection and anticipates increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of October 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed each Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of a Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that each Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Fund’s investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

THE BENEFITS AND RISKS OF LEVERAGING	5

Fund Summary as of October 31, 2020	BlackRock MuniYield Fund, Inc. (MYD)

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2020 ($13.24)(a)	5.08%
Tax Equivalent Yield(b)	8.58%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of October 31, 2020(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$13.24	$12.29	7.73%	$14.47	$12.21
Net Asset Value	14.52	13.38	8.52	15.11	13.38

Market Price and Net Asset Value History for the Past Five Years

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYD(a)(b)	10.40%	11.20%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund’s positions in long-dated investment-grade bonds made the largest contribution to performance. At the sector level, positions in tax-backed, health care and transportation issues were key contributors. The Fund’s use of leverage also helped results by enhancing income and augmenting the effect of rising prices.

The Fund’s yield curve positioning detracted from performance, as did its positions in securities subject to early redemption by their issuers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
Transportation	22%	27%
State	19	8
Health	14	14
Utilities	11	17
County/City/Special District/School District	9	13
Tobacco	8	9
Corporate	8	4
Education	7	6
Housing	2	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	4%
2021	6
2022	6
2023	6
2024	5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	10/31/20	04/30/20
AAA/Aaa	5%	5%
AA/Aa	33	32
A	26	26
BBB/Baa	17	18
BB/Ba	6	6
B	2	2
C	1	1
N/R(e)	10	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 3%, respectively, of the Fund’s total investments.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY)

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Directors or the Board of Trustees, as applicable, of BlackRock Maryland Municipal Bond Trust (BZM), BlackRock Massachusetts Tax-Exempt Trust (MHE), BlackRock MuniYield Arizona Fund, Inc. (MZA), BlackRock MuniYield Investment Fund (MYF), BlackRock MuniEnhanced Fund, Inc. (MEN) and the Board of Directors of MQY each approved the reorganizations of BZM, MHE, MZA, MYF and MEN into MQY. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the first quarter of 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2020 ($15.73)(a)	4.81%
Tax Equivalent Yield(b)	8.13%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Leverage as of October 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$15.73	$13.88	13.33%	$17.64	$13.85
Net Asset Value	16.04	14.79	8.45	16.65	14.79

Market Price and Net Asset Value History for the Past Five Years

FUND SUMMARY	9

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MQY(a)(b)	15.90%	10.91%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund’s strong return reflects the combination of income, falling yields, and a compression in yield spreads. (Prices and yields move in opposite directions; falling yield spreads indicate outperformance relative to U.S. Treasuries.) The sectors that benefited the most were generally those that experienced the largest downturns in the sell-off that occurred in the first quarter of 2020, including health care, transportation and corporate-backed securities. This trend also contributed to outperformance for lower-rated debt. The Fund’s holdings in high-yield bonds, including tobacco and Puerto Rico issues, were significant beneficiaries. The Fund’s use of leverage also aided results by augmenting income and amplifying the effect of rising prices.

Conversely, the Fund’s positions in shorter-dated issues—including pre-refunded securities—underperformed. Holdings in higher-quality bonds, while posting positive absolute returns, also lagged somewhat in the rally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
Transportation	25%	30%
County/City/Special District/School District	18	19
State	17	13
Health	14	13
Utilities	9	11
Housing	7	6
Education	5	5
Tobacco	3	3
Corporate	2	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2020	1%
2021	9
2022	7
2023	7
2024	11

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/20	04/30/20
AAA/Aaa	5%	4%
AA/Aa	45	48
A	29	28
BBB/Baa	11	11
BB/Ba	2	1
N/R(f)	8	8

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of October 31, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2020 ($13.04)(a)	4.97%
Tax Equivalent Yield(b)	8.40%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of October 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	04/30/20	Change	High	Low
Market Price	$13.04	$11.99	8.76%	$13.58	$11.85
Net Asset Value	14.10	13.02	8.29	14.58	13.02

Market Price and Net Asset Value History for the Past Five Years

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Performance

Returns for the six months ended October 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MQT(a)(b)	11.25%	10.78%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	11.22	10.27

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered strong returns in the past six months. When the period began, municipal bonds were just beginning to recover from the broad-based sell-off caused by COVID-19 and governments’ efforts to mitigate the virus. The rally continued through the spring and summer, thanks to positive supply-and-demand trends, an improving economic outlook, and the Fed’s stated intent to maintain its near-zero interest rate policy indefinitely. Municipal bonds lost momentum late in the period due to elevated new-issue supply ahead of the election, as well as uncertainty surrounding the next phase of fiscal stimulus. Still, the broader market finished with a robust, double-digit return on the strength of its earlier gains.

The Fund’s strong return reflects the combination of income, falling yields, and a compression in yield spreads. (Prices and yields move in opposite directions; falling yield spreads indicate outperformance relative to U.S. Treasuries.) The sectors that benefited the most were generally those that experienced the largest downturns in the sell-off that occurred in the first quarter of 2020, including health care, transportation and corporate-backed securities. This trend also contributed to outperformance for lower-rated debt. The Fund’s holdings in high-yield bonds, including tobacco and Puerto Rico issues, were significant beneficiaries. The Fund’s use of leverage also aided results by augmenting income and amplifying the effect of rising prices.

Conversely, the Fund’s positions in shorter-dated issues—including pre-refunded securities—underperformed. Holdings in higher-quality bonds, while posting positive absolute returns, also lagged somewhat in the rally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of October 31, 2020 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Overview of the Fund’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	10/31/20	04/30/20
Transportation	28%	31%
Health	17	16
County/City/Special District/School District	15	18
State	14	10
Utilities	9	11
Housing	6	6
Education	5	5
Tobacco	3	3
Corporate	3	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2020	—%
2021	6
2022	7
2023	7
2024	7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/20	04/30/20
AAA/Aaa	4%	4%
AA/Aa	42	45
A	31	28
BBB/Baa	11	12
BB/Ba	2	1
N/R(f)	10	10

(c)	Represents less than 1% of the Fund’s total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2020 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.0%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,665	$1,832,982
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	3,175	3,517,646
Series D, Sub Lien, 6.00%, 10/01/42	7,410	8,649,545

		14,000,173

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB,
Series A, 4.63%, 06/01/23	155	155,233

Arizona — 2.9%
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	3,575	3,707,847
Salt Verde Financial Corp., RB 5.00%, 12/01/37	5,000	6,620,050
Senior, 5.00%, 12/01/32	7,365	9,514,254

		19,842,151

Arkansas — 1.0%
Arkansas Development Finance Authority, RB 5.00%, 12/01/47	1,120	1,330,851
AMT, 4.50%, 09/01/49(a)	5,230	5,242,082

		6,572,933

California — 4.0%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	4,455	7,036,494
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	2,560	2,848,871
Series A, 4.00%, 04/01/45	820	902,623
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	305	336,006
Series A, 5.25%, 08/15/49	770	828,135
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,650	1,700,870
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	1,605	1,793,876
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,287,562
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	1,140	1,173,858
Series A-2, 5.00%, 06/01/47	4,525	4,642,469
State of California, GO
(AMBAC), 5.00%, 04/01/31	10	10,035
6.00%, 03/01/33	1,710	1,715,162
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	740	868,300

		27,144,261

Colorado — 1.7%
Arapahoe County School District No.6 Littleton, GO, Series A, 5.50%, 12/01/43	2,635	3,425,526
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	3,735	4,029,654

Security	Par (000)	Value

Colorado (continued)
Denver Connection West Metropolitan District, GO,
Series A, 5.38%, 08/01/47	$1,250	$1,272,925
State of Colorado, COP, Series O, 4.00%, 03/15/44	2,695	3,029,450

		11,757,555

Connecticut — 0.7%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	690	800,476
Series A, 4.00%, 05/01/39	440	508,600
State of Connecticut, GO, Series A, 4.00%, 01/15/38	3,080	3,550,778

		4,859,854

Delaware — 2.0%
County of Sussex Delaware, RB, 6.00%, 10/01/40	2,305	2,316,179
Delaware State Economic Development Authority, RB, 5.38%, 10/01/45	8,275	8,298,501
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,430	2,768,451

		13,383,131

District of Columbia — 6.5%
District of Columbia, Refunding RB 5.00%, 04/01/35	910	1,089,124
5.00%, 10/01/48	4,875	5,661,825
District of Columbia, TA, 5.13%, 06/01/41	4,440	4,551,222
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	4,240	4,422,066
Series B, Subordinate, 4.00%, 10/01/49	1,615	1,753,712
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(c)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/31	8,350	6,387,416
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/32	15,000	11,038,050
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	13,410	9,471,617

		44,375,032

Florida — 3.9%
Alachua County Health Facilities Authority, RB, Series A, 5.00%, 12/01/44	4,825	5,454,904
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	405	452,681
Series A-1, 5.00%, 10/01/33	455	504,131
Series A-1, 5.00%, 10/01/34	455	501,092
Series A-1, 5.00%, 10/01/35	150	164,408
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	3,104,879
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	455	505,500
Series A, 5.00%, 06/15/50	1,510	1,665,877
Series A, 5.00%, 06/15/55	905	997,572
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(b)	6,150	6,543,292
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,099	2,559,366
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,695	4,357,107

		26,810,809

Georgia — 2.3%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	1,075	1,243,528
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	1,510	1,501,786

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	$1,040	$1,361,766
Series A, 5.00%, 05/15/36	1,040	1,368,182
Series A, 5.00%, 05/15/37	1,145	1,515,144
Series A, 5.00%, 05/15/38	630	838,650
Series A, 5.00%, 05/15/49	2,100	2,905,350
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,290	3,616,269
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	1,285	1,421,544

		15,772,219

Hawaii — 0.4%
State of Hawaii Harbor System Revenue, ARB, Series A, 5.25%, 07/01/30	2,760	2,769,688

Idaho — 1.5%
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	10,000	10,040,000

Illinois — 12.0%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	3,095	3,256,899
Series D, 5.00%, 12/01/46	4,040	4,171,855
Series H, 5.00%, 12/01/36	460	491,432
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,365	1,509,786
Series D, 5.00%, 12/01/25	1,735	1,919,031
Series D, 5.00%, 12/01/31	1,000	1,089,440
Series F, 5.00%, 12/01/22	1,305	1,367,953
Series G, 5.00%, 12/01/34	455	488,820
Chicago O’Hare International Airport, ARB
Series A, 3rd Lien, 5.75%, 01/01/21(b)	2,940	2,966,137
Series A, 3rd Lien, 5.63%, 01/01/35	810	817,031
Series A, 3rd Lien, 5.75%, 01/01/39	560	564,973
Series C, 3rd Lien, 6.50%, 01/01/21(b)	9,415	9,509,527
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	1,960	2,199,061
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	2,130	2,244,125
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,635	1,716,864
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	500	481,685
Series A, 5.00%, 02/15/50	270	257,283
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 11/15/21(b)	1,970	2,066,156
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	5,815	6,688,006
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,835	1,973,102
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,830	2,855,668
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(c)
Series B, (AGM), 0.00%, 06/15/43	10,925	4,731,618
Series B, (AGM), 0.00%, 06/15/47	27,225	9,902,549
Railsplitter Tobacco Settlement Authority, RB(b) 5.50%, 06/01/21	2,730	2,812,200
6.00%, 06/01/21	2,335	2,412,662

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO 5.50%, 07/01/38	$4,000	$4,130,760
5.00%, 02/01/39	3,195	3,283,725
Series A, 5.00%, 04/01/38	2,510	2,554,804
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/28	1,000	1,106,730
University of Illinois, RB, Series A, 5.00%, 04/01/44	2,045	2,222,751

		81,792,633

Indiana — 3.1%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,635	1,770,035
AMT, 7.00%, 01/01/44	3,950	4,324,460
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	6,665	6,935,199
Series A, AMT, 5.00%, 07/01/44	910	963,981
Series A, AMT, 5.00%, 07/01/48	3,015	3,177,177
Series A, AMT, 5.25%, 01/01/51	840	892,617
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,802,912

		20,866,381

Iowa — 1.6%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	940	998,101
5.88%, 12/01/26(a)	835	861,645
Series B, 5.25%, 12/01/50(f)	5,720	6,054,162
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B, 5.60%, 06/01/34	2,695	2,698,342

		10,612,250

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(b)	2,055	2,273,652
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	2,625	3,049,699
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(g)	2,485	2,559,898

		7,883,249

Louisiana — 2.4%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 04/01/45	5,500	6,673,975
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	1,630	1,632,738
Series A, 5.25%, 05/15/31	1,750	1,780,538
Series A, 5.25%, 05/15/32	2,240	2,347,206
Series A, 5.25%, 05/15/33	2,430	2,544,113
Series A, 5.25%, 05/15/35	1,025	1,091,266

		16,069,836

Maryland — 0.5%
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	1,227	1,227,700
Maryland Economic Development Corp., Refunding RB, 5.75%, 09/01/25	1,300	1,302,106
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	880	1,024,179

		3,553,985

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 1.5%
Massachusetts Bay Transportation Authority, Refunding RB, Series A-1, 5.25%, 07/01/29	$3,250	$4,397,315
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	1,165	1,194,568
Series C-1, 3.25%, 12/01/54	4,280	4,389,140

		9,981,023

Michigan — 2.4%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(b)	8,995	9,742,395
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,710	1,913,080
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,105	2,538,398
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,255	2,542,084

		16,735,957

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,160	2,352,586
Series A, 5.25%, 02/15/53	4,315	5,035,432

		7,388,018

Missouri — 2.0%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	6,030	6,650,005
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	510	528,503
Series C, 5.00%, 11/15/47	5,470	6,345,528

		13,524,036

Nebraska — 0.4%
Central Plains Energy Project, RB 5.25%, 09/01/37	1,670	1,808,643
5.00%, 09/01/42	925	996,040

		2,804,683

New Hampshire(a) — 0.7%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,205	3,269,965
Series C, AMT, 4.88%, 11/01/42	1,665	1,709,189

		4,979,154

New Jersey — 13.9%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,490	3,570,479
5.25%, 11/01/44	3,180	3,233,170
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,470	4,049,004
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	1,075	1,110,744
4.00%, 11/01/39	860	886,909
5.00%, 06/15/49	4,850	5,418,226
Series EEE, 5.00%, 06/15/48	7,780	8,614,249
Series B, AMT, 6.50%, 04/01/31	2,295	2,418,242
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	3,040	3,241,734

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(b)	$3,630	$3,745,361
Series AA, 5.00%, 06/15/44	3,875	4,089,768
Series B, 5.25%, 06/15/36	4,990	5,106,117
Series BB, 4.00%, 06/15/50	3,150	3,229,223
Series BB, 5.00%, 06/15/50	10,800	11,939,184
New Jersey Transportation Trust Fund Authority, RB, CAB, Series C, (AMBAC), 0.00%, 12/15/35(c)	7,395	4,341,531
New Jersey Turnpike Authority, RB Series A, 5.00%, 01/01/43	685	725,100
Series E, 5.00%, 01/01/45	5,425	6,104,970
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.25%, 06/01/46	5,120	5,988,198
Sub-Series B, 5.00%, 06/01/46	14,860	16,779,169

		94,591,378

New York — 12.8%
City of New York New York, GO, Series C, 5.00%, 08/01/42	2,330	2,870,304
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,070	4,069,796
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,960	5,157,755
Series B, 5.25%, 11/15/39	1,765	1,836,271
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,335	3,532,699
Series C-1, 5.00%, 11/15/50	1,085	1,169,608
Series C-1, 5.25%, 11/15/55	1,605	1,762,049
Monroe County Industrial Development Corp., Refunding RB 4.00%, 12/01/46(h)	1,090	1,185,615
Series A, 4.00%, 07/01/50	2,240	2,519,597
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	2,220	2,250,614
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series C, 4.00%, 05/01/45	2,275	2,573,753
Sub-Series C-1, 4.00%, 05/01/40	905	1,045,646
Sub-Series E-1, 5.00%, 02/01/42	4,235	4,429,048
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	3,600	3,616,560
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	8,145	8,331,276
Series 2, Class 2, 5.15%, 11/15/34	705	730,747
Series 2, Class 2, 5.38%, 11/15/40	1,760	1,829,696
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,750	4,562,775
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	16,590	18,634,220
Series A, 3.00%, 03/15/50	2,695	2,730,816
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,525	1,639,436
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	750	809,595
AMT, 5.00%, 10/01/40	2,120	2,274,823
AMT, 4.38%, 10/01/45	175	176,276
Port Authority of New York & New Jersey, ARB 6.00%, 12/01/42	1,485	1,489,306
Series 8, 6.00%, 12/01/36	2,625	2,634,870
Triborough Bridge & Tunnel Authority, RB Series A, 4.00%, 11/15/54	555	624,736

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, RB (continued) Series A, 5.00%, 11/15/54	$1,770	$2,171,064
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	431	468,744

		87,127,695

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 4.63%, 11/01/40	1,140	1,143,032
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	240	257,664
Series A, 5.00%, 10/01/40	360	418,558
Series A, 4.00%, 10/01/45	220	232,175
Series A, 5.00%, 10/01/45	640	735,238
Series A, 4.00%, 10/01/50	270	284,977
Series A, 5.00%, 10/01/50	720	823,277
North Carolina Medical Care Commission, Refunding RB, Series A, 7.75%, 03/01/21(b)	1,210	1,239,814
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,130	1,698,876

		6,833,611

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	2,000	2,325,300

Ohio — 3.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	610	705,483
Series A-2, Class 1, 4.00%, 06/01/38	610	702,635
Series A-2, Class 1, 4.00%, 06/01/39	610	699,914
Series A-2, Class 1, 4.00%, 06/01/48	1,605	1,743,881
Series B-2, Class 2, 5.00%, 06/01/55	7,035	7,485,099
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	4,160	4,391,670
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	840	972,233
Series A, 6.13%, 07/01/22(b)	80	87,770
Series A, 6.13%, 07/01/40	1,300	1,381,666
Series A, 4.00%, 12/01/49	1,060	1,178,031
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,245	1,396,367
Series A, 3.75%, 08/15/50	2,190	2,378,252
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,545	1,552,401
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,685	1,827,467

		26,502,869

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	2,460	2,855,051
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	4,320	4,798,656
Series C, 4.00%, 01/01/42	4,115	4,554,729

		12,208,436

Oregon — 0.7%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,755	4,496,199

Security	Par (000)	Value

Pennsylvania — 3.6%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	$5,250	$5,401,568
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,325	1,392,350
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	2,610	3,006,198
Series A, 4.00%, 09/01/49	1,185	1,253,303
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,765	1,954,932
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,210	3,263,575
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,875	5,494,710
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,597,942

		24,364,578

Puerto Rico — 6.3%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	1,430	1,458,328
5.63%, 05/15/43	1,430	1,443,757
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	5,165	5,242,527
Series A, Senior Lien, 5.13%, 07/01/37	1,470	1,492,315
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	1,530	1,532,616
Series A, Senior Lien, 6.00%, 07/01/44	2,770	2,774,404
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,817	4,001,514
Series A-1, Restructured, 5.00%, 07/01/58	14,706	15,640,419
Series A-2, Restructured, 4.78%, 07/01/58	6,236	6,547,114
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/46	8,495	2,442,822
Series A-1, Restructured, 0.00%, 07/01/51	1,547	320,399

		42,896,215

Rhode Island — 2.9%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,155	637,098
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	8,215	8,565,534
Series B, 5.00%, 06/01/50	9,875	10,533,959

		19,736,591

South Carolina — 4.0%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/48	6,455	7,413,180
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	8,090	9,056,917
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,581,200
Series E, 5.25%, 12/01/55	4,550	5,193,962

		27,245,259

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 1.1%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(b)	$2,855	$3,161,284
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	330	356,915
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB
Series A, 5.00%, 07/01/40	1,440	1,657,238
Series A, 5.25%, 10/01/58	2,025	2,191,658

		7,367,095

Texas — 6.3%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50(h)	4,525	4,992,251
Central Texas Regional Mobility Authority, Refunding RB(b)
Senior Lien, 6.25%, 01/01/21	4,365	4,406,991
Sub Lien, 5.00%, 01/01/23	725	797,609
City of Houston Texas Airport System Revenue, RB, Series B-1, AMT, 5.00%, 07/15/30	3,600	3,678,300
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,765	1,783,321
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,440	3,029,187
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	1,525	1,671,187
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 7.00%, 01/01/23(b)	485	554,767
Series B, 6.38%, 01/01/33	460	490,006
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(c)	4,110	2,171,025
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	2,187,084
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,695	3,310,349
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	9,585	11,420,048
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,435	2,777,726

		43,269,851

Utah — 1.0%
County of Utah UT, RB
Series A, 4.00%, 05/15/43	450	519,152
Series A, 3.00%, 05/15/50	2,065	2,129,201
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,920	2,188,320
Series A, AMT, 5.00%, 07/01/48	1,845	2,137,100

		6,973,773

Vermont — 1.2%
Vermont Educational & Health Buildings Financing Agency, Refunding RB
5.00%, 11/01/49	3,640	4,490,850
4.00%, 11/01/50	3,275	3,722,529

		8,213,379

Security	Par (000)	Value

Virginia — 1.1%
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	$3,270	$3,449,392
AMT, Senior Lien, 6.00%, 01/01/37	3,900	4,145,310

		7,594,702

Washington — 1.7%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	3,120	3,557,611
Series C, AMT, 5.00%, 04/01/40	1,565	1,728,308
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	4,745	5,272,549
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	715	772,951

		11,331,419

Wisconsin — 0.3%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39(a)	190	194,665
Series A, 5.00%, 07/15/49(a)	720	723,132
Series A, 5.00%, 07/15/54(a)	345	344,303
Series B, 5.00%, 06/01/49	930	952,822

		2,214,922

Total Municipal Bonds — 121.7% (Cost: $771,074,171)		828,967,516

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 2.2%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(j)	6,496	7,308,012
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	6,494	7,634,110

		14,942,122

Colorado — 2.1%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	4,775	5,664,830
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	7,820	8,446,851

		14,111,681

District of Columbia — 2.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	10,265	11,470,417
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,779	4,122,736

		15,593,153

Georgia — 1.6%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	6,660	7,329,263
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	3,037	3,291,796

		10,621,059

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(b)	$6	$6,422
Series C, 4.00%, 02/15/41	2,994	3,320,297

		3,326,719

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,333	4,697,132
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(b)	4,607	4,814,466

		9,511,598

New York — 12.5%
Hudson Yards Infrastructure Corp., RB(j) 5.75%, 02/15/47(b)	2,018	2,046,883
5.75%, 02/15/47	1,242	1,259,181
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	21,629	22,596,010
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	13,081	13,722,058
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,760	3,128,184
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,580	14,065,321
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	6,065	6,730,936
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	13,980	15,444,824
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	6,182,136

		85,175,533

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(b)	5,290	6,476,865

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,877	5,794,393

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(b)	3,272	3,498,478

Texas — 6.9%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	6,243	6,686,295
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	5,060	5,468,393
Lower Colorado River Authority, Refunding RB, 4.00%, 05/15/43	4,335	4,475,324
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(b)	6,920	7,241,641
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	5,700	5,969,154
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	14,560	16,914,352

		46,755,159

Security	Par (000)	Value

Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(j)	$4,496	$5,065,788
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	10,097	11,179,084

		16,244,872

Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	5,950	6,488,403
4.00%, 12/15/49(j)	6,200	6,791,666

		13,280,069

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.0% (Cost: $232,729,514)		245,331,701

Total Long-Term Investments — 157.7% (Cost: $1,003,803,685)		1,074,299,217

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	804,724	804,804

Total Short-Term Securities — 0.1% (Cost: $804,588)		804,804

Total Investments — 157.8% (Cost: $1,004,608,273)		1,075,104,021

Other Assets Less Liabilities — 0.6%		3,566,603

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.5)%		(146,405,837)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (36.9)%		(251,072,134)

Net Assets Applicable to Common Shares — 100.0%		$681,192,653

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $23,285,885. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Fund, Inc. (MYD)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$20,527,420	$—	$(19,724,177	)(a)	$8,724	$(7,163)	$804,804	804,724	$1,020	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$828,967,516	$—	$828,967,516
Municipal Bonds Transferred to Tender Option Bond Trusts	—	245,331,701	—	245,331,701
Short-Term Securities
Money Market Funds	804,804	—	—	804,804

	$804,804	$1,074,299,217	$—	$1,075,104,021

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(146,335,743)	$—	$(146,335,743)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(397,735,743)	$—	$(397,735,743)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB, Series A, 5.00%, 12/01/34	$1,145	$1,352,692

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	1,400	1,455,076

Arizona — 1.9%
Arizona Industrial Development Authority, RB(a) 4.38%, 07/01/39	875	904,645
Series A, 5.00%, 07/01/39	740	763,784
Series A, 5.00%, 07/01/49	835	851,825
Series A, 5.00%, 07/01/54	640	647,501
Industrial Development Authority of the County of Pima, RB(a)
5.00%, 06/15/47	1,275	1,283,989
5.00%, 07/01/49	1,150	1,138,983
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(a)	1,460	1,485,783
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	315	337,589
5.00%, 07/01/54(a)	720	751,061
Series A, 5.00%, 09/01/36	880	1,071,514

		9,236,674

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	2,135	2,139,932

California — 15.9%
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,651,973
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	2,000	2,105,860
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	1,325	1,372,939
Carlsbad Unified School District, GO, CAB, Series B, 6.00%, 05/01/34	5,000	5,940,000
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	1,795	1,821,530
Series A-1, 5.00%, 06/01/47	1,215	1,246,541
Grossmont Union High School District, GO, CAB, 0.00%, 08/01/31(b)	5,000	4,190,500
Grossmont-Cuyamaca Community College District, GO, CAB, Series C, (AGC), 0.00%, 08/01/30(b)	10,030	8,581,167
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34(c)	4,125	5,196,386
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, 6.25%, 08/01/43(c)	1,945	2,114,429
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	565	656,208
Series A, AMT, 5.00%, 03/01/37	620	717,625
Series A-1, AMT, 5.75%, 03/01/34	1,150	1,167,917
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/36(b)	5,000	3,630,100

Security	Par (000)	Value

California (continued)
Rio Hondo Community College District, GO, CAB, Series C, 0.00%, 08/01/37(b)	$4,005	$2,756,321
San Bernardino Community College District, GO, CAB, Series B, 6.38%, 08/01/34	10,000	12,245,800
San Diego Unified School District, GO, CAB(b)
Series C, 0.00%, 07/01/38	2,200	1,477,520
Series G, 0.00%, 01/01/24(d)	4,230	2,166,957
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(b)	1,725	1,472,581
San Marcos Unified School District, GO, Series A, 5.00%, 08/01/21(d)	760	787,185
State of California, GO 5.50%, 04/01/28	5	5,020
5.00%, 04/01/42	1,500	1,584,450
State of California, Refunding GO 5.00%, 09/01/41	2,300	2,377,901
5.00%, 10/01/41	1,300	1,348,204
Yosemite Community College District, GO, Series D, 0.00%, 08/01/36(b)	15,000	10,506,600

		78,121,714

Colorado — 0.9%
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	1,725	1,824,377
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	1,485	1,610,319
Colorado Health Facilities Authority, Refunding RB,
Series A, 4.00%, 08/01/49(e)	505	543,324
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	594,481

		4,572,501

Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
Series A-1, 3.80%, 11/15/39.	635	678,764
Sub-Series A-1, 3.85%, 11/15/43	520	551,413
Sub-Series E-1, (FHLMC, FNMA, GNMA), 4.00%, 05/15/36	310	333,591
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	355	340,647
Connecticut State Health & Educational Facilities Authority, Refunding RB
4.00%, 07/01/39	395	397,149
4.00%, 07/01/49	735	694,869
State of Connecticut, GO, Series C, 5.00%, 06/15/32	840	1,043,969

		4,040,402

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	1,350	1,465,951

Florida — 10.9%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	2,175	2,382,256
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/55(a)	745	714,008
City of Tampa Florida, RB, CAB(b)
Series A, 0.00%, 09/01/49	810	271,318
Series A, 0.00%, 09/01/53	865	241,266

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Lee Florida Airport Revenue, Refunding RB
Series A, AMT, 5.63%, 10/01/26	$1,280	$1,325,530
Series A, AMT, 5.38%, 10/01/32	1,700	1,750,354
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	655	734,504
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	260	285,932
Series A, AMT, 5.00%, 10/01/22(d)	3,550	3,853,063
County of Miami-Dade Seaport Department, ARB
Series A, 6.00%, 10/01/38	2,755	3,108,384
Series B, AMT, 6.00%, 10/01/30	870	987,119
Series B, AMT, 6.25%, 10/01/38	560	631,529
Series B, AMT, 6.00%, 10/01/42	895	1,004,852
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(b)
Series A-2, 0.00%, 10/01/41	775	372,705
Series A-2, 0.00%, 10/01/42	1,035	476,825
Series A-2, 0.00%, 10/01/43	945	416,584
Series A-2, 0.00%, 10/01/44	965	407,230
Series A-2, 0.00%, 10/01/45	810	327,799
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	740	788,011
Series A, AMT, 5.00%, 08/01/29(f)	290	293,135
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(a)	410	442,722
Florida Housing Finance Corp., RB, S/F Housing, 1st Series, (FHLMC, FNMA, GNMA), 3.75%, 07/01/42	1,160	1,251,791
Florida Ports Financing Commission, Refunding RB
Series B, AMT, 5.13%, 06/01/27	1,395	1,431,744
Series B, AMT, 5.38%, 10/01/29	1,900	1,978,090
Greater Orlando Aviation Authority, ARB
Sub-Series A, AMT, 5.00%, 10/01/47	4,785	5,460,786
Sub-Series A, AMT, 5.00%, 10/01/52	2,050	2,329,887
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	365	369,300
4.00%, 05/01/50	605	604,794
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,600	3,981,924
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	765	843,696
5.00%, 08/01/47	2,225	2,414,993
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	490	528,798
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	215	250,333
Palm Beach County Solid Waste Authority, Refunding RB
Series B, 5.00%, 10/01/21(d)	45	46,927
Series B, 5.00%, 10/01/31	2,780	2,897,121
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	2,390	2,850,099
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(d)	1,620	1,824,622

Security	Par (000)	Value

Florida (continued)
State of Florida, GO, Series B, 4.00%, 07/01/39	$2,840	$3,309,537
Storey Creek Community Development District, SAB
4.00%, 12/15/39	415	416,228
4.13%, 12/15/49	350	345,622

		53,951,418

Georgia — 1.4%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	680	786,604
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	1,730	1,869,334
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	935	1,087,527
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	725	805,402
5.00%, 01/01/56	985	1,164,408
Private Colleges & Universities Authority, RB 5.00%, 04/01/33	190	212,971
5.00%, 04/01/44	855	937,995

		6,864,241

Illinois — 11.8%
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	310	348,654
Series A, 5.00%, 12/01/29	385	429,818
Series A, 5.00%, 12/01/30	1,285	1,437,427
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(b)	340	291,496
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/34	1,475	1,619,048
Chicago O’Hare International Airport, ARB
Series A, 3rd Lien, 5.75%, 01/01/39	885	892,859
Series D, Senior Lien, 5.25%, 01/01/42	3,985	4,630,889
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	4,090	4,417,568
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 5.00%, 01/01/31	2,500	2,618,125
Series B, Senior Lien, 5.00%, 01/01/41	3,800	4,290,466
Chicago Transit Authority Sales Tax Receipts Fund, RB
5.25%, 12/01/21(d)	840	885,041
5.25%, 12/01/49	710	802,499
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	280	297,769
Illinois Finance Authority, RB, Series A, 5.75%, 08/15/34	850	883,464
Illinois Finance Authority, Refunding RB
Series B, 4.00%, 08/15/41	1,100	1,202,542
Series C, 4.13%, 08/15/37	1,690	1,822,327
Series C, 5.00%, 08/15/44	470	522,349
Illinois Housing Development Authority, RB, S/F
Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	1,840	2,082,236
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,030	1,107,518
Metropolitan Pier & Exposition Authority, RB, CAB(b)
Series A, (NPFGC), 0.00%, 06/15/30	14,205	10,460,704
Series A, (NPFGC), 0.00%, 06/15/30(g)	800	686,368

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	$790	$797,165
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/44(b)	4,625	1,914,056
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(d)	900	929,934
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	3,200	4,293,888
State of Illinois, GO 5.25%, 02/01/32	1,350	1,403,622
5.50%, 07/01/33	1,100	1,150,611
5.25%, 02/01/34	930	960,792
5.50%, 07/01/38	1,840	1,900,149
5.50%, 05/01/39	2,785	3,096,530

		58,175,914

Indiana — 0.7%
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	1,400	1,456,756
Series A, AMT, 5.00%, 07/01/40	1,190	1,270,825
Series A, AMT, 5.00%, 07/01/44	690	730,931

		3,458,512

Kansas — 0.4%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	1,755	1,858,878

Louisiana — 2.4%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	330	401,082
Series B, (AGM), 5.00%, 12/01/35	440	533,192
Series B, (AGM), 5.00%, 12/01/36	395	477,721
Series B, (AGM), 5.00%, 12/01/37	495	597,321
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A, Sub Lien, 5.00%, 02/01/24(d)	4,015	4,630,740
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A-2, 6.50%, 11/01/35	570	572,240
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/46	1,900	2,164,024
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,260	2,528,737

		11,905,057

Maine — 0.8%
Maine State Housing Authority, RB, M/F Housing
Series E, 4.15%, 11/15/38	1,305	1,306,905
Series E, 4.25%, 11/15/43	975	976,463
Maine State Housing Authority, RB, S/F Housing
Series B, 3.35%, 11/15/44	265	280,094
Series G, 2.38%, 11/15/40(e)	1,350	1,333,814

		3,897,276

Maryland — 0.9%
City of Baltimore Maryland, Refunding TA(a)
Series A, Senior Lien, 3.50%, 06/01/39	650	601,094
Series A, Senior Lien, 3.63%, 06/01/46	355	315,602

Security	Par (000)	Value

Maryland (continued)
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	$1,060	$1,143,496
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 05/15/42	2,170	2,496,867

		4,557,059

Massachusetts — 2.5%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	2,855	3,144,211
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/41	4,450	4,987,604
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	75	80,279
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	1,055	1,109,807
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/23(d)	1,720	1,923,734
Sub-Series B, 4.00%, 02/15/43.	1,025	1,106,170

		12,351,805

Michigan — 4.3%
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	840	915,197
Michigan Finance Authority, Refunding RB 5.00%, 12/01/21(d)	25	26,285
4.00%, 11/15/46	1,600	1,721,072
Series A, 4.00%, 12/01/40	4,055	4,540,464
Michigan State Building Authority, Refunding RB(d)
Series I-A, 5.38%, 10/15/21	2,200	2,307,518
Series II-A, (AGM), 5.25%, 10/15/21	4,270	4,473,722
Michigan State Housing Development Authority, RB, S/F Housing
Series B, 2.95%, 12/01/39	675	700,150
Series C, 4.13%, 12/01/38	515	538,453
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	865	1,043,095
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,235	2,546,045
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	1,470	1,636,683
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/39	520	573,316

		21,022,000

Nebraska — 0.2%
Central Plains Energy Project, RB, 5.25%, 09/01/37	1,000	1,083,020

New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB(a)(f)
Series A, 3.63%, 07/01/43	665	649,924
Series B, AMT, 3.75%, 07/01/45	1,075	1,035,333
New Hampshire Housing Finance Authority, RB, M/F Housing, (FHA), 4.00%, 07/01/52	2,200	2,352,240

		4,037,497

New Jersey — 9.0%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(d)	25	30,524
Series WW, 5.25%, 06/15/33	215	238,308
Series WW, 5.00%, 06/15/34	280	305,805
Series WW, 5.00%, 06/15/36	1,280	1,390,630
Series WW, 5.25%, 06/15/40	465	507,241

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
AMT, 5.13%, 01/01/34	$935	$1,039,542
AMT, 5.38%, 01/01/43	1,220	1,342,695
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	470	489,909
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	1,230	1,248,278
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	300	310,929
1st Series, AMT, 5.75%, 12/01/27	145	150,625
1st Series, AMT, 5.75%, 12/01/28	160	166,155
1st Series, AMT, 5.88%, 12/01/33	1,980	2,069,179
Series B, AMT, 3.25%, 12/01/39	3,290	3,192,090
Sub-Series C, AMT, 3.63%, 12/01/49	1,000	986,610
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	1,225	1,285,772
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	2,000	2,346,540
Series A, 0.00%, 12/15/29(b)	7,530	5,676,265
Series AA, 5.25%, 06/15/33	2,035	2,192,265
Series AA, 5.00%, 06/15/38	2,440	2,607,726
Series AA, 5.50%, 06/15/39	3,565	3,828,846
Series B, 5.50%, 06/15/31	2,750	2,821,527
Series D, 5.00%, 06/15/32	875	958,178
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	790	853,935
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	1,260	1,534,201
Series A, 5.00%, 06/01/36	1,855	2,232,789
Series A, 4.00%, 06/01/37	1,150	1,284,998
Sub-Series B, 5.00%, 06/01/46.	3,105	3,506,011

		44,597,573

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	270	274,466
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	500	568,940

		843,406

New York — 4.6%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	385	389,678
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	2,050	2,157,912
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	1,115	1,130,376
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, 4.00%, 07/15/46	1,550	1,727,180
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	5,520	5,984,121
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	1,480	1,513,848
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	610	691,374

Security	Par (000)	Value

New York (continued)
New York State Housing Finance Agency, RB, M/F Housing, Series B, (SONYMA), 3.88%, 11/01/48	$230	$245,417
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	2,855	3,069,239
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	550	593,703
AMT, 5.00%, 10/01/40	1,560	1,673,927
AMT, 4.38%, 10/01/45	135	135,984
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	850	951,932
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,690	1,854,167
Series 207, AMT, 4.00%, 09/15/43	630	686,631

		22,805,489

Ohio — 2.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	6,560	6,979,709
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	635	703,497
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(d)	725	771,784
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	380	409,811
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	950	1,046,539
Series A-1, Junior Lien, 5.25%, 02/15/33	1,325	1,457,805

		11,369,145

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	760	844,208

Oregon — 0.4%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/39	605	725,335
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	1,360	723,792
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	545	587,308

		2,036,435

Pennsylvania — 10.2%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	2,210	2,487,001
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	1,445	1,623,862
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	1,310	1,385,508
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	1,355	1,495,392
AMT, 5.00%, 12/31/34	3,420	3,950,408
AMT, 5.00%, 12/31/38	11,890	13,498,836
AMT, 5.00%, 06/30/42	1,420	1,572,806
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	1,305	1,425,974
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	270	249,734
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Series A, 5.25%, 09/01/50	4,575	5,107,576

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 127B, 3.88%, 10/01/38.	$1,210	$1,313,455
Series 128B, 3.85%, 04/01/38.	2,680	2,933,072
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	860	985,319
Series A-1, 5.00%, 12/01/41	1,125	1,305,709
Series B, 5.00%, 12/01/40	440	507,826
Series C, 5.50%, 12/01/23(d)	760	881,418
Series C, 5.00%, 12/01/39	1,500	1,712,820
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	2,725	3,092,466
Pennsylvania Turnpike Commission, Refunding RB 3rd Series, 4.00%, 12/01/38.	2,845	3,183,612
Series A-1, 5.00%, 12/01/40	1,040	1,192,412
School District of Philadelphia, Refunding GO, Series F, 5.00%, 09/01/38	425	491,100

		50,396,306

Puerto Rico — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	625	655,213
Series A-1, Restructured, 5.00%, 07/01/58	5,363	5,703,765
Series A-2, Restructured, 4.33%, 07/01/40	10,750	11,065,297
Series A-2, Restructured, 4.78%, 07/01/58	400	419,956
Series B-1, Restructured, 4.75%, 07/01/53	649	680,723
Series B-2, Restructured, 4.78%, 07/01/58	629	660,016
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	7,680	2,208,461

		21,393,431

Rhode Island — 1.7%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	640	752,480
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	7,180	7,486,371

		8,238,851

South Carolina — 7.4%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	1,500	1,652,850
Series A, AMT, 5.50%, 07/01/41	2,725	2,988,753
County of Berkeley South Caolina, SAB 4.25%, 11/01/40	485	486,009
4.38%, 11/01/49	715	708,708
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/48	3,090	3,678,799
5.00%, 01/01/55(a)	1,315	1,199,490
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, (AGM), 6.50%, 08/01/21(d)	320	334,925
Series A, 5.00%, 05/01/38	3,395	3,978,533
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(d)	3,160	3,836,145
AMT, 5.00%, 07/01/55	1,970	2,278,935
South Carolina Public Service Authority, RB Series A, 5.50%, 12/01/54	9,985	11,178,407

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, RB (continued)
Series E, 5.50%, 12/01/53	$985	$1,092,454
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/38	2,850	3,148,766

		36,562,774

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37	1,690	1,863,326

Tennessee — 0.6%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	1,130	1,236,073
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Building, RB, Series A, 5.00%, 07/01/46	1,700	1,940,210

		3,176,283

Texas — 9.6%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	180	165,616
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,895	2,142,790
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(d)	2,330	2,522,971
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	360	366,782
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	350	356,881
Series A, AMT, 6.63%, 07/15/38	625	632,363
Sub-Series A, AMT, 4.00%, 07/01/47	1,540	1,686,516
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(d)	760	824,319
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	4,340	5,053,149
Dallas Fort Worth International Airport, ARB, Series D, AMT, 5.00%, 11/01/21(d)	6,550	6,844,640
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	1,325	1,492,944
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/38(b)	4,665	2,273,581
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(b)	2,870	1,590,583
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	700	710,668
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	1,675	1,890,891
Series A, 5.00%, 01/01/43	570	682,415
Series B, 5.00%, 01/01/40	1,375	1,487,667
San Antonio Public Facilities Corp., Refunding RB, CAB(b)
0.00%, 09/15/35	3,180	1,662,218
0.00%, 09/15/36	6,015	2,962,327
0.00%, 09/15/37	4,305	1,994,679
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	1,100	1,231,043
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	400	417,336
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	535	581,770

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, RB
5.00%, 12/15/31	$1,600	$1,728,640
5.00%, 12/15/32	3,620	3,911,120
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	1,745	1,896,902

		47,110,811

Utah — 0.9%
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/42	1,700	1,950,767
Series A, AMT, 5.00%, 07/01/48	610	706,575
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	285	288,181
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(a)	540	549,088
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, (FHA), 4.00%, 01/01/36.	740	808,050

		4,302,661

Washington — 2.6%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	2,690	3,067,300
Series C, AMT, 5.00%, 04/01/40.	1,380	1,524,003
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	655	714,323
Washington Health Care Facilities Authority, RB
4.00%, 10/01/45	965	1,040,145
Series A, 5.00%, 10/01/45	1,785	2,034,614
Series B, 5.00%, 08/15/44	4,000	4,248,040
Washington State Housing Finance Commission, RB, Series A, 5.00%, 01/01/55(a)	100	102,145

		12,730,570

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	1,255	1,337,014

Wisconsin — 1.9%
Public Finance Authority, RB(a)
Series A, 5.00%, 07/15/39	145	148,560
Series A, 5.00%, 07/01/40	450	463,563
Series A, 5.00%, 07/15/49	550	552,392
Series A, 5.00%, 07/15/54	260	259,475
Series A, 5.00%, 10/15/55	1,545	1,588,430
Series A-1, 5.00%, 01/01/55	825	811,627
Public Finance Authority, Refunding RB, 5.00%, 09/01/54(a)	455	435,166
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.15%, 11/01/48.	2,930	3,212,950
Series A, 4.45%, 05/01/57	1,575	1,713,663

		9,185,826

Total Municipal Bonds — 114.5% (Cost: $508,058,627)		564,341,728

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Arizona — 0.5%
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	$2,310	$2,576,643

California(i) — 1.7%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47.	5,282	5,906,933
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42	2,158	2,664,071

		8,571,004

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(i)	3,194	3,788,576

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,891	2,196,211

District of Columbia — 1.1%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	1,411	1,576,985
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	3,400	3,664,554

		5,241,539

Florida — 3.6%
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	3,140	3,320,111
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(d)	2,390	2,575,607
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31 ..	6,300	8,404,578
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(i)	3,227	3,550,769

		17,851,065

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	2,771	3,003,702

Illinois — 3.2%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	2,850	2,858,550
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	2,878	3,113,211
Series A, 5.00%, 01/01/40	3,721	4,271,590
Series B, 5.00%, 01/01/40	1,409	1,631,731
Series C, 5.00%, 01/01/38	3,243	3,697,664

		15,572,746

Kansas — 1.7%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/26(d)	6,444	8,298,066

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	2,085	2,288,058

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 1.3%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	$3,844	$4,500,721
Series A, 5.00%, 07/01/46	1,485	1,741,430

		6,242,151

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	2,022	2,273,923

Michigan — 3.7%
Michigan Finance Authority, RB
Series A, 5.00%, 11/01/44.	2,701	3,059,649
Series A, 4.00%, 02/15/50	3,975	4,406,049
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/21(d)	9,075	9,542,090
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	1,180	1,377,308

		18,385,096

Nebraska — 0.6%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.70%, 03/01/47	2,597	2,774,999

Nevada — 2.2%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	4,202	5,125,245
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	4,720	5,601,365

		10,726,610

New Jersey — 2.2%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	1,120	1,310,926
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(i)	2,581	2,682,385
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	3,193	3,575,425
Series G, 4.00%, 01/01/43	2,957	3,273,913

		10,842,649

New York — 9.9%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47.	7,640	8,466,044
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	4,750	4,977,952
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,990	3,316,568
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 4.00%, 07/15/42(i)	2,280	2,380,069
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series A-3, 5.00%, 08/01/40(i)	4,228	5,013,849
New York City Water & Sewer System, Refunding RB
Series DD, 5.00%, 06/15/35.	2,280	2,609,848
Series FF, 5.00%, 06/15/39	4,050	4,729,995
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	2,415	2,650,656

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 169th Series, AMT, 5.00%, 10/15/34	$10,830	$11,231,143
Consolidated, 198th Series, 5.25%, 11/15/56	3,081	3,603,129

		48,979,253

Ohio — 1.7%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/43	4,007	4,622,078
4.00%, 11/15/49(i)	3,210	3,492,994

		8,115,072

Pennsylvania — 2.1%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(i)	4,273	4,953,230
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	2,096	2,210,176
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	1,678	1,772,093
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,220	1,401,292

		10,336,791

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(i)	2,850	3,117,729

Texas — 5.1%
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(d)(i)	4,501	4,702,364
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,679	2,031,755
Houston Community College System, GO, 4.00%, 02/15/43	2,010	2,142,801
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	2,985	3,361,259
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	2,564	2,684,626
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 11/15/38	879	962,341
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	4,720	5,538,401
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,114	1,203,179
Series A, (GNMA), 3.00%, 09/01/45	629	650,269
Series A, (GNMA), 3.75%, 09/01/49	790	853,756
Series A, (GNMA), 3.00%, 03/01/50	1,191	1,232,113

		25,362,864

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	3,079	3,732,942

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	3,930	4,988,978

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	$640	$684,019

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.9% (Cost: $210,977,024)		225,950,686

Total Long-Term Investments — 160.4% (Cost: $719,035,651)		790,292,414

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	1,191,719	1,191,838

Total Short-Term Securities — 0.2% (Cost: $1,191,838)		1,191,838

Total Investments — 160.6% (Cost: $720,227,489)		791,484,252

Other Assets Less Liabilities — 1.0%.		4,667,338

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.8)%.		(126,951,383)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (35.8)%.		(176,389,597)

Net Assets Applicable to Common Shares — 100.0%		$492,810,610

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 15, 2020 to October 1, 2027, is $26,274,923. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$649,910	$541,963	(a)	$—	$(35)	$—	$1,191,838	1,191,719	$50	$—

(a)	Represents net amount purchased (sold).

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$564,341,728	$—	$564,341,728
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	225,950,686	—	225,950,686
Short-Term Securities
Money Market Funds	1,191,838	—	—	1,191,838

	$1,191,838	$790,292,414	$—	$791,484,252

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates.	$—	$(126,879,803)	$—	$(126,879,803)
VRDP Shares at Liquidation Value	—	(176,600,000)	—	(176,600,000)

	$—	$(303,479,803)	$—	$(303,479,803)

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.7%
City of Birmingham Alabama, GO, CAB, Series A-1, 5.00%, 03/01/45	$915	$1,054,281
Homewood Educational Building Authority, Refunding RB Series A, 5.00%, 12/01/34	240	283,533
Series A, 5.00%, 12/01/47	655	745,017

		2,082,831

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	850	883,439

Arizona — 2.2%
Arizona Industrial Development Authority, RB(a) 5.00%, 07/01/54	545	568,190
Series A, 5.00%, 07/01/39	480	495,427
Series A, 5.00%, 07/01/49	545	555,982
Series A, 5.00%, 07/01/54	420	424,922
City of Phoenix Civic Improvement Corp., Refunding RB, AMT, Senior Lien, 5.00%, 07/01/32	1,000	1,096,170
Industrial Development Authority of the County of Pima, RB(a)
5.00%, 07/01/39	500	506,165
5.00%, 06/15/47	830	835,852
Industrial Development Authority of the County of Pima, Refunding RB(a)
5.00%, 06/15/49	485	493,565
5.00%, 06/15/52	470	476,425
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	200	214,342
5.00%, 07/01/54(a)	470	490,276
Series A, 5.00%, 09/01/36	575	700,137

		6,857,453

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	1,375	1,378,176

California — 8.4%
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/37	945	1,046,285
Sub-Series A-2, 5.00%, 11/01/47	1,140	1,708,050
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	1,290	1,358,280
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	865	896,296
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	1,170	1,187,293
Series A-1, 5.00%, 06/01/47	785	805,379
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, 6.25%, 08/01/43(b)	5,000	5,435,550
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	365	423,922
Series A, AMT, 5.00%, 03/01/37	400	462,984
Series A-1, AMT, 5.75%, 03/01/34	700	710,906
San Diego Community College District, GO, CAB(c) 0.00%, 08/01/31	1,855	1,158,076

Security	Par (000)	Value

California (continued)
San Diego Community College District, GO, CAB(c) (continued)
0.00%, 08/01/32	$2,320	$1,360,285
San Diego Unified School District, GO, CAB(c) Series C, 0.00%, 07/01/38	1,400	940,240
Series G, 0.00%, 01/01/24(d)	2,730	1,398,482
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	1,110	947,574
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	705	832,668
San Marcos Unified School District, GO, Series A, 5.00%, 08/01/21(d)	1,090	1,128,839
State of California, GO, 5.00%, 04/01/42	1,500	1,584,450
Yosemite Community College District, GO(c)
Series D, 0.00%, 08/01/36	2,000	1,400,880
Series D, 0.00%, 08/01/37	2,790	1,893,657

		26,680,096

Colorado — 1.9%
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	1,165	1,232,116
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	945	1,024,748
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	940	1,014,157
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	2,500	2,752,225

		6,023,246

Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
Series A-1, 3.80%, 11/15/39	415	443,602
Sub-Series A-1, 3.85%, 11/15/43	370	392,352
Sub-Series E-1, (FHLMC, FNMA, GNMA), 4.00%, 05/15/36	200	215,220
Connecticut State Health & Educational Facilities Authority, Refunding RB
4.00%, 07/01/39	255	256,387
4.00%, 07/01/49	475	449,065
State of Connecticut, GO, Series C, 5.00%, 06/15/32	545	677,337

		2,433,963

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	950,154

Florida — 10.7%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,420	1,555,312
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/55(a)	480	460,032
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	525	175,854
Series A, 0.00%, 09/01/53	560	156,195
County of Lee Florida Airport Revenue, Refunding RB
Series A, AMT, 5.63%, 10/01/26	825	854,345
Series A, AMT, 5.38%, 10/01/32	1,100	1,132,582
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	425	476,586

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	$160	$175,958
Series A, AMT, 5.00%, 10/01/22(d)	1,730	1,877,690
County of Miami-Dade Seaport Department, ARB
Series A, 6.00%, 10/01/38	1,780	2,008,321
Series B, AMT, 6.00%, 10/01/30	570	646,733
Series B, AMT, 6.25%, 10/01/38	360	405,983
Series B, AMT, 6.00%, 10/01/42	580	651,189
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/41	505	242,860
Series A-2, 0.00%, 10/01/42	675	310,973
Series A-2, 0.00%, 10/01/43	615	271,110
Series A-2, 0.00%, 10/01/44	625	263,750
Series A-2, 0.00%, 10/01/45	525	212,462
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	480	511,142
Series A, AMT, 5.00%, 08/01/29(e)	185	187,000
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	270	286,087
Florida Ports Financing Commission, Refunding RB, Series B, AMT, 5.38%, 10/01/29	2,400	2,498,640
Greater Orlando Aviation Authority, ARB Sub-Series A, AMT, 5.00%, 10/01/37	660	766,953
Sub-Series A, AMT, 5.00%, 10/01/47	2,170	2,476,469
Sub-Series A, AMT, 5.00%, 10/01/52	1,330	1,511,585
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	235	237,768
4.00%, 05/01/50	395	394,866
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	2,635	2,914,547
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	495	545,921
5.00%, 08/01/47	1,435	1,557,535
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	310	334,546
Palm Beach County Health Facilities Authority, RB, Series B, 4.00%, 11/15/41	140	153,124
Palm Beach County Solid Waste Authority, Refunding RB
Series B, 5.00%, 10/01/21(d)	30	31,285
Series B, 5.00%, 10/01/31	1,870	1,948,783
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	1,560	1,860,316
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(d)	1,040	1,171,362
State of Florida, GO, Series B, 4.00%, 07/01/39	1,840	2,144,207
Storey Creek Community Development District, SAB, 4.13%, 12/15/49	500	493,745

		33,903,816

Georgia — 1.4%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	440	508,979
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	1,110	1,199,399
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	615	715,325
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	470	522,123

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, RB (continued)
5.00%, 01/01/56	$645	$762,480
Private Colleges & Universities Authority, RB 5.00%, 04/01/33	120	134,508
5.00%, 04/01/44	550	603,389

		4,446,203

Hawaii — 0.4%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,150	1,272,325

Illinois — 9.2%
Chicago Board of Education, Refunding GO Series A, 5.00%, 12/01/28	205	230,561
Series A, 5.00%, 12/01/29	250	279,103
Series A, 5.00%, 12/01/30	840	939,641
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(c)	225	192,902
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/34	505	554,318
Chicago O’Hare International Airport, ARB Series A, 3rd Lien, 5.75%, 01/01/39	320	322,842
Series D, Senior Lien, 5.25%, 01/01/42	2,585	3,003,977
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	3,235	3,494,091
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(d)	515	542,614
Illinois Finance Authority, RB, Series A, 5.75%, 08/15/34	400	415,748
Illinois Finance Authority, Refunding RB Series C, 4.13%, 08/15/37	665	717,069
Series C, 5.00%, 08/15/44	305	338,971
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	1,200	1,357,980
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	2,465	2,876,039
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	720,424
Metropolitan Pier & Exposition Authority, RB, CAB, Series A, (NPFGC), 0.00%, 12/15/36(c)	10,000	5,580,800
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	515	519,671
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/44(c)	2,980	1,233,273
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(d)	575	594,125
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,683,680
State of Illinois, GO 5.25%, 02/01/32	870	904,556
5.50%, 07/01/33	710	742,667
5.25%, 02/01/34	600	619,866
5.50%, 07/01/38	390	402,749

		29,267,667

Indiana — 0.7%
Indiana Finance Authority, RB Series A, 1st Lien, 5.25%, 10/01/38	1,000	1,040,540
Series A, AMT, 5.00%, 07/01/40	770	822,299
Series A, AMT, 5.00%, 07/01/44	445	471,397

		2,334,236

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas — 0.4%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	$1,140	$1,207,477

Louisiana — 1.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A-2, 6.50%, 11/01/35	365	366,435
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/46	2,400	2,733,504
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,620	2,931,544

		6,031,483

Maine — 0.5%
Maine State Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	630	630,945
Maine State Housing Authority, RB, S/F Housing Series B, 3.35%, 11/15/44	175	184,968
Series G, 2.38%, 11/15/40(f)	880	869,449

		1,685,362

Maryland — 0.4%
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46(a)	655	582,308
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	690	744,351

		1,326,659

Massachusetts — 1.8%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	2,042,911
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/41	815	913,460
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	58,871
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	675	710,066
Massachusetts School Building Authority, RB Series A, 5.00%, 05/15/23(d)	1,110	1,241,480
Sub-Series B, 4.00%, 02/15/43	670	723,057

		5,689,845

Michigan — 5.1%
City of Detroit Michigan Water Supply System Revenue, RB, Series A, Senior Lien, 5.25%, 07/01/21(d)	1,600	1,653,232
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	545	593,788
Michigan Finance Authority, Refunding RB 5.00%, 12/01/21(d)	15	15,771
4.00%, 11/15/46	1,050	1,129,453
Series A, 4.00%, 12/01/40	2,630	2,944,864
Michigan State Building Authority, Refunding RB(d)
Series I-A, 5.38%, 10/15/21	600	629,310
Series II-A, (AGM), 5.25%, 10/15/21	1,900	1,990,649
Series II-A, 5.38%, 10/15/21	1,000	1,048,890
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	1,680	1,815,442
Michigan State Housing Development Authority, RB, S/F Housing
Series B, 2.95%, 12/01/39	450	466,767
Series C, 4.13%, 12/01/38	335	350,256

Security	Par (000)	Value

Michigan (continued)
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	$570	$687,357
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,465	1,668,884
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	720	801,641
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/39	340	374,860

		16,171,164

Nebraska — 0.9%
Central Plains Energy Project, RB, 5.25%, 09/01/37	2,650	2,870,003

New Jersey — 10.5%
New Jersey Economic Development Authority, RB Series WW, 5.25%, 06/15/25(d)	15	18,315
Series WW, 5.25%, 06/15/33	135	149,635
Series WW, 5.00%, 06/15/34	180	196,589
Series WW, 5.00%, 06/15/36	800	869,144
Series WW, 5.25%, 06/15/40	305	332,706
AMT, 5.13%, 01/01/34	610	678,204
AMT, 5.38%, 01/01/43	790	869,450
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	307,496
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	800	896,352
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	800	811,888
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	195	202,104
1st Series, AMT, 5.50%, 12/01/26	135	139,909
1st Series, AMT, 5.75%, 12/01/28	75	77,885
Series B, AMT, 3.25%, 12/01/39	2,150	2,086,016
Sub-Series C, AMT, 3.63%, 12/01/49	645	636,363
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	840	881,672
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(d)	3,365	3,471,940
Series A, (NPFGC), 5.75%, 06/15/25	1,400	1,642,578
Series A, 0.00%, 12/15/29(c)	225	169,610
Series AA, 5.25%, 06/15/33	1,315	1,416,623
Series AA, 5.00%, 06/15/38	1,180	1,261,113
Series AA, 5.50%, 06/15/39	4,650	4,994,146
Series B, 5.00%, 06/15/21(d)	3,680	3,787,125
Series D, 5.00%, 06/15/32	525	574,907
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.00%, 12/15/39	925	974,377
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	510	551,274
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	820	998,448
Series A, 5.00%, 06/01/36	1,220	1,468,465
Series A, 4.00%, 06/01/37	745	832,456
Sub-Series B, 5.00%, 06/01/46	2,005	2,263,946

		33,560,736

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	$170	$179,279
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	325	369,811

		549,090

New York — 7.1%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	235	237,855
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,330	1,400,011
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, 4.00%, 07/15/46	1,000	1,114,310
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	2,200	2,384,976
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48	5,000	5,557,850
New York City Water & Sewer System, Refunding RB, Series BB, 5.25%, 12/15/21(d)	1,250	1,319,413
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	975	997,298
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	395	447,693
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	4,950	5,321,448
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	350	377,811
AMT, 5.00%, 10/01/40	1,000	1,073,030
AMT, 4.38%, 10/01/45	85	85,620
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	555	621,556
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,110	1,217,825
Series 207, AMT, 4.00%, 09/15/43	410	446,855

		22,603,551

Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,265	4,537,875
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	890	986,004
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(d)	460	489,684
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	240	258,828
Ohio Turnpike & Infrastructure Commission, RB Series A-1, Junior Lien, 5.25%, 02/15/32	610	671,988
Series A-1, Junior Lien, 5.25%, 02/15/33	850	935,195

		7,879,574

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	549,846

Oregon — 0.4%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/40	390	465,652

Security	Par (000)	Value

Oregon (continued)
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	$875	$465,675
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	355	382,559

		1,313,886

Pennsylvania — 11.2%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/35	670	774,285
Series B, AMT, 5.00%, 07/01/47	765	860,885
Commonwealth Financing Authority, RB (AGM), 4.00%, 06/01/39	935	1,050,734
Series B, 5.00%, 06/01/22(d)	2,110	2,267,532
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	840	888,418
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	875	965,659
Series B, 4.00%, 03/15/40	3,000	3,215,580
AMT, 5.00%, 12/31/34	2,220	2,564,300
AMT, 5.00%, 12/31/38	1,155	1,311,283
AMT, 5.00%, 06/30/42	3,300	3,655,113
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	835	912,404
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	180	166,489
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	3,175	3,544,602
Pennsylvania Housing Finance Agency, RB, S/F Housing Series 127B, 3.88%, 10/01/38	790	857,545
Series 128B, 3.85%, 04/01/38	1,760	1,926,197
Pennsylvania Turnpike Commission, RB Series A, 5.00%, 12/01/38	550	630,146
Series A-1, 5.00%, 12/01/41	730	847,260
Series B, 5.00%, 12/01/40	285	328,933
Series C, 5.50%, 12/01/23(d)	490	568,282
Series C, 5.00%, 12/01/39	2,900	3,311,452
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	1,755	1,991,662
Pennsylvania Turnpike Commission, Refunding RB
3rd Series, 4.00%, 12/01/38	1,835	2,053,402
Series A-1, 5.00%, 12/01/40	680	779,654
School District of Philadelphia, Refunding GO, Series F, 5.00%, 09/01/38	270	311,993

		35,783,810

Puerto Rico — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,407	5,668,374
Series A-1, Restructured, 5.00%, 07/01/58	3,922	4,171,204
Series A-2, Restructured, 4.33%, 07/01/40	1,324	1,362,833
Series A-2, Restructured, 4.78%, 07/01/58	276	289,770
Series B-1, Restructured, 4.75%, 07/01/53	424	444,725
Series B-2, Restructured, 4.78%, 07/01/58	411	431,266
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,089	1,463,393

		13,831,565

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 1.2%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	$415	$487,937
Tobacco Settlement Financing Corp., Refunding RB Series B, 4.50%, 06/01/45	945	985,323
Series B, 5.00%, 06/01/50	2,340	2,496,148

		3,969,408

South Carolina — 6.5%
Charleston County Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	1,360	1,491,634
County of Berkeley South Caolina, SAB 4.25%, 11/01/40	315	315,655
4.38%, 11/01/49	465	460,908
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/48	2,010	2,393,006
5.00%, 01/01/55(a)	855	779,897
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, (AGM), 6.50%, 08/01/21(d)	100	104,664
Series A, 5.00%, 05/01/38	2,220	2,601,574
South Carolina Ports Authority, ARB AMT, 5.25%, 07/01/25(d)	2,040	2,476,499
AMT, 5.00%, 07/01/48	470	547,827
South Carolina Public Service Authority, RB Series A, 5.50%, 12/01/54	3,935	4,405,311
Series E, 5.50%, 12/01/53	2,820	3,127,634
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/38	1,840	2,032,887

		20,737,496

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37	1,085	1,196,278

Tennessee — 0.7%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	750	820,402
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Building, RB, Series A, 5.00%, 07/01/46	1,110	1,266,843

		2,087,245

Texas — 16.3%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	115	105,810
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,240	1,402,142
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(d)	605	655,106
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	230	234,333
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	225	229,424
Series A, AMT, 6.63%, 07/15/38	405	409,771
Sub-Series A, AMT, 4.00%, 07/01/47	350	383,299
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(d)	500	542,315
Dallas Fort Worth International Airport, ARB(d) Series D, AMT, 5.00%, 11/01/21	2,940	3,072,400
Series H, AMT, 5.00%, 11/01/21	2,715	2,836,170
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	865	974,639

Security	Par (000)	Value

Texas (continued)
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/38(c)	$3,020	$1,471,857
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(c)	1,850	1,025,289
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	450	456,858
North Texas Tollway Authority, RB, CAB, Series C, 6.75%, 09/01/31(b)(d)	10,000	15,076,400
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	1,090	1,230,490
Series A, 5.00%, 01/01/43	790	945,804
Series B, 5.00%, 01/01/40	530	573,428
San Antonio Public Facilities Corp., Refunding RB, CAB(c)
0.00%, 09/15/35	1,150	601,117
0.00%, 09/15/36	3,875	1,908,399
0.00%, 09/15/37	17,775	8,235,868
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	1,680	2,059,764
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	750	839,348
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	271,268
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	350	380,597
Texas Municipal Gas Acquisition & Supply Corp. III, RB
5.00%, 12/15/31	1,030	1,112,812
5.00%, 12/15/32	3,445	3,722,047
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	1,135	1,233,802

		51,990,557

Utah — 0.7%
Salt Lake City Corp. Airport Revenue, ARB Series A, AMT, 5.00%, 07/01/42	1,095	1,256,524
Series A, AMT, 5.00%, 07/01/48	395	457,536
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(a)	185	190,459
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(a)	335	350,913

		2,255,432

Washington — 2.3%
Port of Seattle Washington, ARB Series A, AMT, 5.00%, 05/01/43	1,730	1,972,650
Series C, AMT, 5.00%, 04/01/40	900	993,915
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	430	468,945
Washington Health Care Facilities Authority, RB 4.00%, 10/01/45	630	679,058
Series B, 5.00%, 08/15/44	3,000	3,186,030
Washington State Housing Finance Commission, RB, Series A, 5.00%, 01/01/55(a)	100	102,145

		7,402,743

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	870	926,854

Wisconsin — 1.6%
Public Finance Authority, RB(a) Series A, 5.00%, 07/15/39	100	102,455
Series A, 5.00%, 07/01/40	300	309,042
Series A, 5.00%, 07/15/49	355	356,544
Series A, 5.00%, 07/15/54	170	169,657

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB(a) Series A-1, 5.00%, 01/01/55	$535	$526,328
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(a)	295	296,505
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.15%, 11/01/48	1,920	2,105,414
Series A, 4.45%, 05/01/57	1,030	1,120,681

		4,986,626

Total Municipal Bonds — 114.8% (Cost: $329,624,360)		365,120,295

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California(h) — 1.7%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	3,392	3,792,519
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42	1,391	1,717,300

		5,509,819

Colorado — 1.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	2,084	2,472,357
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/21(d)	3,000	3,034,410

		5,506,767

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,231	1,429,281

District of Columbia — 1.1%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	920	1,028,035
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	2,190	2,360,404

		3,388,439

Florida — 6.2%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	2,740	3,029,454
City Of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	2,340	2,703,425
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	2,050	2,167,588
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(d)	1,540	1,659,596
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	4,200	5,603,052
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(h)	2,117	2,328,644
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,106,657

		19,598,416

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,821	1,973,552

Illinois — 5.1%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	490	491,470

Security	Par (000)	Value

Illinois (continued)
Illinois State Toll Highway Authority, RB Series A, 5.00%, 01/01/38	$1,858	$2,010,615
Series B, 5.00%, 01/01/40	930	1,076,248
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	12,581,898

		16,160,231

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	1,350	1,481,477

Maine — 0.3%
Maine State Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	849	849,666

Maryland — 1.3%
City of Baltimore Maryland, RB Series A, 5.00%, 07/01/41	2,478	2,900,855
Series A, 5.00%, 07/01/46	939	1,101,721

		4,002,576

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,321	1,485,930

Michigan — 3.3%
Michigan Finance Authority, RB Series A, 5.00%, 11/01/44	1,750	1,983,106
Series A, 4.00%, 02/15/50	2,550	2,826,522
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/21(d)	4,685	4,926,137
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	760	887,080

		10,622,845

Nebraska — 0.6%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.70%, 03/01/47	1,709	1,826,403

Nevada — 2.2%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,716	3,313,105
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	3,080	3,655,128

		6,968,233

New Jersey — 2.2%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	720	842,738
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(h)	1,580	1,642,701
New Jersey Turnpike Authority, Refunding RB Series B, 4.00%, 01/01/37	2,054	2,299,687
Series G, 4.00%, 01/01/43	1,906	2,110,593

		6,895,719

New York — 7.7%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	4,920	5,451,955
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	3,080	3,227,809
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,940	2,151,887
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 4.00%, 07/15/42(h)	1,500	1,565,835

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series A-3, 5.00%, 08/01/40(h)	$2,714	$3,218,109
New York City Water & Sewer System, Refunding RB Series DD, 5.00%, 06/15/35	1,470	1,682,665
Series FF, 5.00%, 06/15/39	2,595	3,030,700
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,573	1,726,876
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,339,694

		24,395,530

Ohio — 1.6%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/43	2,581	2,977,519
4.00%, 11/15/49(h)	1,875	2,040,300

		5,017,819

Pennsylvania — 1.1%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,362	1,436,614
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	1,094	1,155,025
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	800	918,880

		3,510,519

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	1,770	1,936,274

Texas — 4.0%
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(d)(h)	1,996	2,084,715
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,094	1,324,269
Houston Community College System, GO, 4.00%, 02/15/43	1,305	1,391,221
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,649	1,726,953
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,080	3,614,041
Texas Department of Housing & Community Affairs, RB, S/F Housing Series A, (GNMA), 3.63%, 09/01/44	805	869,722
Series A, (GNMA), 3.00%, 09/01/45	408	421,603
Series A, (GNMA), 3.75%, 09/01/49	442	476,829
Series A, (GNMA), 3.00%, 03/01/50	772	798,842

		12,708,195

Utah — 1.7%
County of Utah, RB, Series B, 4.00%, 05/15/47	5,135	5,439,915

Virginia — 0.7%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	1,962	2,378,836

Security	Par (000)	Value

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	$2,565	$3,256,165

Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	1,920	2,052,058

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.7% (Cost: $138,265,229)		148,394,665

Total Long-Term Investments — 161.5% (Cost: $467,889,589)		513,514,960

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	565,853	565,910

Total Short-Term Securities — 0.2% (Cost: $565,910)		565,910

Total Investments — 161.7% (Cost: $468,455,499)		514,080,870

Other Assets Less Liabilities — 1.1%		3,760,480

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.2)%		(83,367,062)

VMTP Shares at Liquidation Value — (36.6)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$317,974,288

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 15, 2020 to October 1, 2027, is $14,228,662. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$443,146	$122,817	(a)	$—	$(53)	$—	$565,910	565,853	$85	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$365,120,295	$—	$365,120,295
Municipal Bonds Transferred to Tender Option Bond Trusts	—	148,394,665	—	148,394,665
Short-Term Securities
Money Market Funds	565,910	—	—	565,910

	$565,910	$513,514,960	$—	$514,080,870

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(83,318,481)	$—	$(83,318,481)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(199,818,481)	$—	$(199,818,481)

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

October 31, 2020

	MYD	MQY	MQT

ASSETS
Investments at value — unaffiliated(a)	$1,074,299,217	$790,292,414	$513,514,960
Investments at value — affiliated(b)	804,804	1,191,838	565,910
Receivables:
Investments sold	14,229	350,475	228,087
Dividends — affiliated	67	10	7
Interest — unaffiliated	13,816,213	9,363,543	6,167,755
Prepaid expenses	23,286	55,066	19,720

Total assets	1,088,957,816	801,253,346	520,496,439

ACCRUED LIABILITIES
Bank overdraft	445,225	328,027	211,653
Payables:
Investments purchased	6,174,526	1,883,607	869,616
Income dividend distributions — Common Shares	2,627,503	1,935,725	1,218,132
Interest expense and fees	70,094	71,580	48,581
Investment advisory fees	457,519	339,036	220,256
Directors’ and Officer’s fees	368,344	260,336	2,626
Other accrued expenses	214,075	174,333	132,806
Reorganization costs	—	180,692	—

Total accrued liabilities	10,357,286	5,173,336	2,703,670

OTHER LIABILITIES
TOB Trust Certificates	146,335,743	126,879,803	83,318,481
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	251,072,134	176,389,597	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	—	—	116,500,000

Total other liabilities	397,407,877	303,269,400	199,818,481

Total liabilities	407,765,163	308,442,736	202,522,151

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$681,192,653	$492,810,610	$317,974,288

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$626,524,385	$430,784,211	$279,476,648
Accumulated earnings	54,668,268	62,026,399	38,497,640

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$681,192,653	$492,810,610	$317,974,288

Net asset value per Common Share	$14.52	$16.04	$14.10

(a) Investments at cost — unaffiliated	$1,003,803,685	$719,035,651	$467,889,589
(b) Investments at cost — affiliated	$804,588	$1,191,838	$565,910
(c) Preferred Shares outstanding	2,514	1,766	1,165
(d) Preferred Shares authorized	16,234	11,766	7,565
(e) Par value per Preferred Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	46,919,695	30,725,788	22,558,009
(g) Common Shares authorized	199,983,766	199,988,234	199,992,435
(h) Par value per Common Share	$0.10	$0.10	$0.10

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Operations  (unaudited)

Six Months Ended October 31, 2020

	MYD	MQY	MQT

INVESTMENT INCOME
Dividends — affiliated	$1,020	$50	$85
Interest — unaffiliated	21,458,536	15,351,218	9,758,033

Total investment income	21,459,556	15,351,268	9,758,118

EXPENSES
Investment advisory	2,715,063	2,011,918	1,301,487
Accounting services	69,727	56,673	42,113
Professional	54,801	55,116	42,513
Directors and Officer	45,393	32,720	9,916
Transfer agent	28,728	20,930	17,260
Rating agency	24,809	24,809	24,809
Liquidity fees	12,913	9,071	—
Remarketing fees on Preferred Shares	12,673	8,903	—
Registration	8,103	5,251	4,172
Custodian	5,543	9,214	5,515
Printing and postage	2,761	2,097	2,042
Reorganization	—	212,366	—
Miscellaneous	7,688	7,431	5,942

Total expenses excluding interest expense, fees and amortization of offering costs	2,988,202	2,456,499	1,455,769
Interest expense, fees and amortization of offering costs(a)	1,775,174	1,372,355	929,759

Total expenses	4,763,376	3,828,854	2,385,528
Less:
Fees waived and/or reimbursed by the Manager	(6,819)	(31,915)	(400)

Total expenses after fees waived and/or reimbursed	4,756,557	3,796,939	2,385,128

Net investment income	16,702,999	11,554,329	7,372,990

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,574,713	528,838	109,800
Investments — affiliated	8,724	(35)	(53)

	1,583,437	528,803	109,747

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	50,880,483	37,165,703	23,540,586
Investments — affiliated	(7,163)	—	—

	50,873,320	37,165,703	23,540,586

Net realized and unrealized gain	52,456,757	37,694,506	23,650,333

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$69,159,756	$49,248,835	$31,023,323

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MYD		MQY
	Six Months Ended 10/31/20 (unaudited)	Year Ended 04/30/20	Six Months Ended 10/31/20 (unaudited)	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$16,702,999	$31,095,198	$11,554,329	$20,433,261
Net realized gain (loss)	1,583,437	(10,046,492)	528,803	(8,602,824)
Net change in unrealized appreciation (depreciation)	50,873,320	(44,697,443)	37,165,703	(19,002,399)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	69,159,756	(23,648,737)	49,248,835	(7,171,962)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(15,765,017)	(31,815,824)	(10,934,788)	(19,763,608)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	430,322	220,325	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	53,394,739	(55,034,239)	38,534,372	(26,935,570)
Beginning of period	627,797,914	682,832,153	454,276,238	481,211,808

End of period	$681,192,653	$627,797,914	$492,810,610	$454,276,238

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets  (continued)

	MQT
	Six Months Ended 10/31/20 (unaudited)	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,372,990	$12,846,839
Net realized gain (loss)	109,747	(6,526,638)
Net change in unrealized appreciation (depreciation)	23,540,586	(11,166,868)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	31,023,323	(4,846,667)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(6,722,287)	(12,091,093)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	24,301,036	(16,937,760)
Beginning of period	293,673,252	310,611,012

End of period	$317,974,288	$293,673,252

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended October 31, 2020

	MYD	MQY	MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$69,159,756	$49,248,835	$31,023,323
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	94,088,504	51,438,981	25,657,529
Purchases of long-term investments	(114,587,179)	(49,470,715)	(26,789,046)
Net proceeds from sales (purchases) of short-term securities	19,724,177	(541,963)	(122,817)
Amortization of premium and accretion of discount on investments and other fees	1,201,050	332,416	250,744
Net realized gain on investments	(1,583,437)	(528,803)	(109,747)
Net unrealized appreciation on investments	(50,873,320)	(37,165,703)	(23,540,586)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(67)	(10)	962
Dividends — unaffiliated	9,047	432	—
Interest — unaffiliated	510,858	(57,669)	(93,203)
Prepaid expenses	(1,477)	1,645	4,076

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(488,388)	(477,420)	(320,492)
Investment advisory fees	(418,433)	(311,251)	(201,582)
Directors’ and Officer’s fees	32,493	23,171	50
Other accrued expenses	(12,500)	(4,187)	(8,382)
Reorganization costs	—	180,692	—

Net cash provided by operating activities	16,761,084	12,668,451	5,750,829

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(15,765,017)	(10,406,487)	(6,496,707)
Repayments of TOB Trust Certificates	(9,537,168)	(5,115,477)	(498,220)
Repayments of Loan for TOB Trust Certificates	(3,252,353)	(2,375,000)	(3,040,000)
Proceeds from TOB Trust Certificates	8,087,883	4,895,410	4,678,600
Proceeds from Loan for TOB Trust Certificates	3,252,353	—	—
Increase (decrease) in bank overdraft	445,225	328,027	(394,502)
Amortization of deferred offering costs	7,993	5,076	—

Net cash used for financing activities	(16,761,084)	(12,668,451)	(5,750,829)

CASH
Net increase in restricted and unrestricted cash	—	—	—
Restricted and unrestricted cash at beginning of period	—	—	—

Restricted and unrestricted cash at end of period	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,255,569	$1,844,699	$1,250,251

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$220,325	$—

See notes to financial statements.

FINANCIAL STATEMENTS	43

Financial Highlights

(For a share outstanding throughout each period)

	MYD
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020		2019	2018	2017	2016

Net asset value, beginning of period	$13.38		$14.56		$14.38	$14.71	$15.61	$15.29

Net investment income(a)	0.36		0.66		0.73	0.79	0.84	0.90
Net realized and unrealized gain (loss)	1.12		(1.16)		0.17	(0.30)	(0.87)	0.35

Net increase (decrease) from investment operations	1.48		(0.50)		0.90	0.49	(0.03)	1.25

Distributions to Common Shareholders from net investment income(b)	(0.34)		(0.68)		(0.72)	(0.82)	(0.87)	(0.93)

Net asset value, end of period	$14.52		$13.38		$14.56	$14.38	$14.71	$15.61

Market price, end of period	$13.24		$12.29		$14.15	$13.12	$14.75	$15.73

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.20	%(d)	(3.66)%		6.80%	3.47%	(0.16)%	8.81%

Based on market price	10.40	%(d)	(8.94)%		13.76%	(5.85)%	(0.65)%	12.36%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.39	%(e)	2.07	%(f)	2.27%	2.00%	1.75%	1.39%

Total expenses after fees waived and/or reimbursed	1.39	%(e)	2.07	%(f)	2.27%	2.00%	1.75%	1.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	0.87	%(e)	0.85	%(f)	0.88%	0.89%	0.89%	0.88%

Net investment income to Common Shareholders	4.87	%(e)	4.49	%(f)	5.10%	5.33%	5.52%	5.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$681,193		$627,798		$682,832	$674,077	$687,869	$728,621

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400		$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$370,960		$349,719		$371,612	$368,129	$373,615	$389,825

Borrowings outstanding, end of period (000)	$146,336		$147,785		$136,925	$167,150	$168,316	$173,776

Portfolio turnover rate	8%		19%		17%	9%	10%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 9 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 10/31/20 (unaudited)	Year Ended April 30,
		2020	2019	2018	2017	2016
Expense ratios	0.87%	0.85%	0.88%	0.88%	0.89%	0.88%

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQY
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$14.79		$15.67	$15.22	$15.56	$16.47	$16.12

Net investment income(a)	0.38		0.67	0.69	0.77	0.85	0.90
Net realized and unrealized gain (loss)	1.23		(0.91)	0.47	(0.29)	(0.89)	0.40

Net increase (decrease) from investment operations	1.61		(0.24)	1.16	0.48	(0.04)	1.30

Distributions to Common Shareholders(b)
From net investment income	(0.36)		(0.64)	(0.69)	(0.82)	(0.87)	(0.95)
From net realized gain	—		—	(0.02)	—	—	—

Total distributions to Common Shareholders	(0.36)		(0.64)	(0.71)	(0.82)	(0.87)	(0.95)

Net asset value, end of period	$16.04		$14.79	$15.67	$15.22	$15.56	$16.47

Market price, end of period	$15.73		$13.88	$13.99	$13.83	$15.14	$16.56

Total Return Applicable to Common Shareholders(c)
Based on net asset value	10.91	%(d)	(1.44)%	8.42%	3.28%	(0.12)%	8.61%

Based on market price	15.90	%(d)	3.60%	6.53%	(3.55)%	(3.34)%	13.35%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55	%(e)(f)	2.20%	2.48%	2.05%	1.74%	1.47%

Total expenses after fees waived and/or reimbursed	1.53	%(e)(f)	2.20%	2.48%	2.05%	1.74%	1.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	0.98	%(e)(f)	0.90%	0.93%	0.91%	0.89%	1.09%

Net investment income to Common Shareholders	4.66	%(f)	4.15%	4.55%	4.91%	5.28%	5.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$492,811		$454,276	$481,212	$467,334	$477,758	$505,367

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600		$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$379,055		$357,235	$372,487	$364,628	$370,531	$386,165

Borrowings outstanding, end of period (000)	$126,880		$129,475	$134,198	$139,144	$119,144	$112,111

Portfolio turnover rate	6%		18%	21%	20%	13%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.46%, 1.46% and 0.91%, respectively.

(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 9 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 10/31/20 (unaudited)	Year Ended April 30,
		2020	2019	2018	2017	2016
Expense ratios	0.98%	0.90%	0.93%	0.91%	0.89%	0.92%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQT
	Six Months Ended 10/31/20 (unaudited)		Year Ended April 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$13.02		$13.77	$13.37	$13.69	$14.45	$14.18

Net investment income(a)	0.33		0.57	0.60	0.66	0.73	0.79
Net realized and unrealized gain (loss)	1.05		(0.78)	0.39	(0.29)	(0.74)	0.30

Net increase (decrease) from investment operations	1.38		(0.21)	0.99	0.37	(0.01)	1.09

Distributions to Common Shareholders from net investment income(b)	(0.30)		(0.54)	(0.59)	(0.69)	(0.75)	(0.82)

Net asset value, end of period	$14.10		$13.02	$13.77	$13.37	$13.69	$14.45

Market price, end of period	$13.04		$11.99	$12.26	$11.98	$12.94	$14.33

Total Return Applicable to Common Shareholders(c)
Based on net asset value	10.78	%(d)	(1.41)%	8.21%	3.01%	0.12%	8.48%

Based on market price	11.25	%(d)	1.97%	7.52%	(2.35)%	(4.57)%	13.42%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49	%(e)	2.29%	2.59%	2.10%	1.79%	1.48%

Total expenses after fees waived and/or reimbursed	1.49	%(e)	2.29%	2.58%	2.10%	1.79%	1.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)	0.91	%(e)	0.92%	0.95%	0.92%	0.90%	0.91%

Net investment income to Common Shareholders	4.62	%(e)	4.04%	4.47%	4.75%	5.13%	5.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$317,974		$293,673	$310,611	$301,697	$308,707	$326,072

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$372,939		$352,080	$366,619	$358,967	$364,984	$379,890

Borrowings outstanding, end of period (000)	$83,318		$82,178	$90,517	$87,513	$72,634	$75,273

Portfolio turnover rate	5%		19%	22%	21%	13%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 9 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 16, 2020, the Board of Directors or the Board of Trustees, as applicable, of BlackRock Maryland Municipal Bond Trust (BZM), BlackRock Massachusetts Tax-Exempt Trust (MHE), BlackRock MuniYield Arizona Fund, Inc. (MZA), BlackRock MuniYield Investment Fund (MYF), BlackRock MuniEnhanced Fund, Inc. (MEN) and the Board of Directors of MQY each approved the reorganizations of BZM, MHE, MZA, MYF and MEN into MQY. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the first quarter of 2021. Reorganization costs incurred by MQY in connection with the reorganization were expensed by MQY. The Manager reimbursed MQY $31,674, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such borrowings. Doing so allows the borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MYD	$137,646	$299,406	$98,405	$535,457
MQY	131,543	271,427	99,066	502,036
MQT	88,238	175,740	61,369	325,347

For the six months ended October 31, 2020, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$245,331,701	$146,335,743	0.13% — 0.40%	$145,126,749	0.73%
MQY	225,950,686	126,879,803	0.13 — 0.52	129,570,768	0.76
MQT	148,394,665	83,318,481	0.13 — 0.52	82,246,006	0.77

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at October 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at October 31, 2020.

For the six months ended October 31, 2020, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYD	$—	—%	$477,247	0.71%
MQY	—	—	425,951	0.71
MQT	—	—	732,717	0.77

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2020, the amounts waived were as follows:

Fund Name	Amounts Waived
MYD	$6,819
MQY	241
MQT	400

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended October 31, 2020, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended October 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
MYD	$117,847,367	$88,670,316
MQY	50,326,376	51,402,939
MQT	26,992,328	25,028,476

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2020, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

MYD	MQY	MQT
$17,013,652	$11,376,577	$7,930,445

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$857,888,020	$593,400,023	$385,865,807

Gross unrealized appreciation	$77,075,873	$72,785,152	$46,496,884
Gross unrealized depreciation	(6,195,615)	(1,580,726)	(1,600,302)

Net unrealized appreciation (depreciation)	$70,880,258	$71,204,426	$44,896,582

8.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 10/31/20	Year Ended 04/30/20
MYD	—	28,844
MQY	13,540	—

For the six months ended October 31, 2020 and the year ended April 30, 2020, shares issued and outstanding remained constant for MQT.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. For the six months ended October 31, 2020, the Funds did not repurchase any shares.

On September 28, 2020, each Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Fund may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (for purposes of this section, a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	06/30/11	2,514	$251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41

RedemptionTerms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MYD	MQY
Expiration date	04/30/21	04/30/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MYD	Aa1	AAA
MQY	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service (“Moody’s”) and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 10/31/20
MYD	04/17/14	04/15/21
MQY	10/22/15	04/15/21

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2020, the annualized dividend rate for the VRDP Shares were as follows:

	MYD	MQY
Dividend rates	0.98%	0.98%

For the six months ended October 31, 2020, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MQT (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MQT	12/16/11	1,165	$116,500,000	07/02/21	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long- term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2020, the average annualized dividend rate for the VMTP Shares was 1.04%.

For the six months ended October 31, 2020, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
MYD	$1,231,724	$7,993
MQY	865,243	5,076
MQT	604,412	—

10. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Dividend Per Common Share			Preferred Shares(a)
Fund Name	Paid(b)	Declared(c)	Declared(d)	Shares	Series	Declared
MYD	$0.056000	$0.056000	$—	VRDP	W-7	$189,443
MQY	0.063000	0.063000	0.000450	VRDP	W-7	133,077
MQT	0.054000	0.054000	0.000910	VMTP	W-7	96,171

(a)	Dividends declared for period November 1, 2020 to November 30, 2020.
(b)	Net investment income dividend paid on December 1, 2020 to Common Shareholders of record on November 16, 2020.
(c)	Net investment income dividend declared on December 4, 2020, payable to Common Shareholders of record on December 15, 2020.
(d)	Net investment income special dividend declared on December 4, 2020, payable to Common Shareholders of record on December 15, 2020.

NOTES TO FINANCIAL STATEMENTS	55

Disclosure of Investment Advisory Agreements

The Boards of Directors (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”), and BlackRock MuniYield Fund II, Inc. (“MQT” and together with MYD and MQY, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, MYD ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYD, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MQY ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MQY, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	57

Disclosure of Investment Advisory Agreements   (continued)

The Board noted that for the one-, three- and five-year periods reported, MQT ranked in the third, second and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MQT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MQT’s underperformance relative to its Customized Peer Group Composite during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements   (continued)

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	59

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020, for shareholders of record on May 29, 2020, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	41,844,023	1,321,917	41,801,384	1,364,556	42,144,261	1,021,679	42,141,098	1,024,842
MQY	26,830,704	1,501,032	27,220,627	1,111,109	27,259,873	1,071,863	27,711,143	620,593
MQT	17,282,622	3,650,864	18,062,326	2,871,160	18,230,918	2,702,568	18,522,935	2,410,551

	R. Glenn Hubbard		Catherine A. Lynch		John M. Perlowski		Karen P. Robards
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	41,865,665	1,300,275	42,146,828	1,019,112	41,881,522	1,284,418	42,130,970	1,034,970
MQY	27,233,568	1,098,168	27,157,437	1,174,299	27,732,707	599,029	27,086,999	1,244,737
MQT	18,074,000	2,859,486	17,866,207	3,067,279	18,524,348	2,409,138	17,865,265	3,068,221

					Frank J. Fabozzi(a)		W. Carl Kester(a)
Fund Name					Votes For	Votes Withheld	Votes For	Votes Withheld
MYD					2,514	0	2,514	0
MQY					1,766	0	1,766	0
MQT					1,165	0	1,165	0

(a)	Voted on by holders of Preferred Shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Funds.

Effective October 19, 2020, each of MYD and MQT has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MYD or MQT, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. Each of MYD’s and MQT’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of such Fund (but only with respect to such preferred stock).

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

ADDITIONAL INFORMATION	61

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.(a)

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

(a)	For MYD and MQY.

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

Glossary of Terms Used in this Report

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SONYMA	State of New York Mortgage Agency

TA	Tax Allocation
UT	Unlimited Tax

GLOSSARY OF TERMS USED IN THIS REPORT	63

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-10/20-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous

Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report (b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

2

Item 13	–

Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: December 31, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: December 31, 2020

4